SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the Commission Only (as permitted
[X] Definitive Proxy Statement                  by Rule 14a-6(e)2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          The Phoenix Edge Series Fund

-------------------------------------------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0- 11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

July 15, 2004

Dear Contract/Policyholder:

    The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., local time, on August 10, 2004, at One American Row, Hartford, Connecticut 06102. At the Special Meeting, Phoenix Life Insurance Company ("PLIC") and its affiliates will vote on fixing the number of Trustees to serve on the Board of Trustees of the Trust ("Board") and electing eight Trustees to the Board. In addition, they will vote to ratify the Board's selection of independent accountants for the Trust.

    As an owner of a variable annuity contract or variable life insurance policy issued by PLIC or one of its affiliated insurance companies (together, "Phoenix"), you have the contractual right to instruct Phoenix how to vote the shares of the Series in which you are invested at this Special Meeting. Although you are not directly a shareholder of such Series, some of your contract or policy value is invested in one or more Series of the Trust pursuant to your policy or contract. For the limited purposes of the proxy statement, the term "shareholder" refers to you as the contract/policyholder, unless the context otherwise requires. Therefore, the Board of Trustees recommends that you vote in favor of fixing the number of Trustees to serve on the Board at eight and electing the eight Trustee nominees set forth in the proxy statement to the Board. In addition, the Board recommends that you vote in favor of ratifying the Board's selection of independent accountants for the Trust. It is very important that you vote and that your vote be received no later than August 9, 2004. If the Voting Instructions Card is executed and no direction is made as to a proposal, you will be considered as voting FOR that proposal and, in the discretion of Phoenix, upon such other business as may properly come before the Special Meeting.

    We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and a card entitled "Voting Instructions". This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying proxy statement. We recommend that you read the proxy statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

    Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented: by written notice of a Voting Instructions Card's revocation to the Secretary of the Trust at the address above prior to the meeting; or by the subsequent execution and return of another Voting Instructions Card prior to the meeting; or by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

    As a convenience, you may provide voting instructions in any one of four ways:

    o   THROUGH THE INTERNET - www.proxyweb.com

    o   BY TELEPHONE - 800-690-6903

    o BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope

    o   IN PERSON - at the Special Meeting

    We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    Your vote on these matters is important. Please complete the Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described above. Please respond - In order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.

                                            Sincerely,


                                            /s/ Philip R. McLoughlin
                                            Philip R. McLoughlin
                                            President

                          THE PHOENIX EDGE SERIES FUND

                      Phoenix-Aberdeen International Series
                        Phoenix-AIM Mid-Cap Equity Series
                Phoenix-Alliance/Bernstein Enhanced Index Series
                Phoenix-Alliance/Bernstein Growth + Value Series
               Phoenix-Duff & Phelps Real Estate Securities Series
                     Phoenix-Engemann Capital Growth Series
                 Phoenix-Engemann Small & Mid-Cap Growth Series
                       Phoenix-Goodwin Money Market Series
                Phoenix-Goodwin Multi-Sector Fixed Income Series
               Phoenix-Goodwin Multi-Sector Short Term Bond Series
                      Phoenix-Kayne Rising Dividends Series
                  Phoenix-Kayne Small-Cap Quality Value Series
                Phoenix-Lazard International Equity Select Series
                      Phoenix-Lazard Small-Cap Value Series
                      Phoenix-Lazard U.S. Multi-Cap Series
                    Phoenix-Lord Abbett Bond-Debenture Series
                   Phoenix-Lord Abbett Large-Cap Value Series
                    Phoenix-Lord Abbett Mid-Cap Value Series
                    Phoenix-MFS Investors Growth Stock Series
                       Phoenix-MFS Investors Trust Series
                            Phoenix-MFS Value Series
                         Phoenix-Northern Dow 30 Series
                   Phoenix-Northern Nasdaq-100 Index(R) Series
                    Phoenix-Oakhurst Growth and Income Series
                  Phoenix-Oakhurst Strategic Allocation Series
                      Phoenix-Oakhurst Value Equity Series
                  Phoenix-Sanford Bernstein Global Value Series
                 Phoenix-Sanford Bernstein Mid-Cap Value Series
                Phoenix-Sanford Bernstein Small-Cap Value Series
                      Phoenix-Seneca Mid-Cap Growth Series
                      Phoenix-Seneca Strategic Theme Series
              Phoenix-State Street Research Small-Cap Growth Series

                                -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 10, 2004


To the Contract and Policy Holders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will be held at One American Row, Hartford, Connecticut 06102, on August 10, 2004, at 10:00 a.m., local time for the following purposes:

        1. To fix the number of Trustees at eight and to elect eight Trustees to hold office until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal;

        2. To ratify the Board's selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2004; and

        3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

    The officers of the Trust, pursuant to authority granted to them by the Board of Trustees, have fixed the close of business on June 30, 2004 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

    You are cordially invited to attend the Special Meeting. Contract/ Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via Internet or telephone or by returning a completed Voting Instructions Card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                            By Order of the Board of Trustees of
                                            The Phoenix Edge Series Fund


                                            RICHARD J. WIRTH
                                            Secretary

    Hartford, Connecticut
    July 15, 2004

                          THE PHOENIX EDGE SERIES FUND

                      Phoenix-Aberdeen International Series
                        Phoenix-AIM Mid-Cap Equity Series
                Phoenix-Alliance/Bernstein Enhanced Index Series
                Phoenix-Alliance/Bernstein Growth + Value Series
               Phoenix-Duff & Phelps Real Estate Securities Series
                     Phoenix-Engemann Capital Growth Series
                 Phoenix-Engemann Small & Mid-Cap Growth Series
                       Phoenix-Goodwin Money Market Series
                Phoenix-Goodwin Multi-Sector Fixed Income Series
               Phoenix-Goodwin Multi-Sector Short Term Bond Series
                      Phoenix-Kayne Rising Dividends Series
                  Phoenix-Kayne Small-Cap Quality Value Series
                Phoenix-Lazard International Equity Select Series
                      Phoenix-Lazard Small-Cap Value Series
                      Phoenix-Lazard U.S. Multi-Cap Series
                    Phoenix-Lord Abbett Bond-Debenture Series
                   Phoenix-Lord Abbett Large-Cap Value Series
                    Phoenix-Lord Abbett Mid-Cap Value Series
                    Phoenix-MFS Investors Growth Stock Series
                       Phoenix-MFS Investors Trust Series
                            Phoenix-MFS Value Series
                         Phoenix-Northern Dow 30 Series
                   Phoenix-Northern Nasdaq-100 Index(R) Series
                    Phoenix-Oakhurst Growth and Income Series
                  Phoenix-Oakhurst Strategic Allocation Series
                      Phoenix-Oakhurst Value Equity Series
                  Phoenix-Sanford Bernstein Global Value Series
                 Phoenix-Sanford Bernstein Mid-Cap Value Series
                Phoenix-Sanford Bernstein Small-Cap Value Series
                      Phoenix-Seneca Mid-Cap Growth Series
                      Phoenix-Seneca Strategic Theme Series
              Phoenix-State Street Research Small-Cap Growth Series

                                -----------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 15, 2004

    The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC") and its insurance company affiliates (together, "Phoenix"), and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Trust. The Trust consists of thirty-two separate series ("Series").

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders to be held at 10:00 a.m., local time, on August 10, 2004 at the offices of the Phoenix Life Insurance Company located at One American Row, Hartford, Connecticut 06102, and at any adjournment(s) thereof.

    The purpose of the Special Meeting is to fix the number of Trustees of the Trust at eight (8) and to elect eight (8) Trustees to serve on the Board of Trustees of the Trust ("Board"). In addition, you are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP as independent accountants of the Trust. Shareholders of each Series are entitled to vote on each of the Proposals. Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. These proxy materials were first mailed to Contract and Policy Holders on or about July 16, 2004.

    Please indicate your voting instructions on the enclosed Voting Instructions Card, sign and date the card and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement.

    In the event a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Trust's latest Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended December 31, 2003, is available free of charge. To obtain a copy, please contact Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or call toll-free 1-800-541-0171.

    Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in voting your Proxy promptly.

                                 PROPOSAL NO. 1

                           FIX NUMBER OF TRUSTEES AND
                         ELECTION OF A BOARD OF TRUSTEES

                (TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

    It is proposed that the eight nominees described herein, each of whom is currently a Trustee of the Trust, be elected to the Trust's Board at the Special Meeting. The eight nominees would constitute the Trust's entire Board, and would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. Biographical information regarding each of the nominees is provided in this Proposal.

    The role of the Trust's Board is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Trust's performance and oversee the services provided to the Trust by the investment advisors, subadvisors and the Trust's other service providers. During the fiscal year ended December 31, 2003, the Board of Trustees met four times.

    The Declaration of Trust provides that at each meeting called for the purpose, the shareholders shall fix the number of Trustees to serve until the election and qualification of their successors, and shall at such meeting elect the number of Trustees so fixed. Further, the Declaration of Trust provides that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds (2/3) of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose.

    There are a number of legal and regulatory requirements applicable to the composition of the Trust's Board. In addition to the requirements of the governing documents of the Trust discussed above, the Investment Company Act of 1940, as amended (the "1940 Act") permits the existing members of a mutual fund's board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that a majority of a mutual fund's board be comprised of directors/trustees who are not considered to be "interested persons" (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies. These non-interested directors/trustees are referred to herein as "independent Trustees."

    With regard to the current Trustees, Ms. Groark and Messrs. Ellmer, Fabian and Mallin have previously been elected as such by shareholders and are being proposed for re-election. Messrs. Gelfenbien, Grzelecki and McLoughlin have each been appointed to the Board by the then-existing Trustees of the Board. Mr. Polkinghorn was appointed to the Board on May 11, 2004 by the then-existing Trustees to replace Mr. Michael Gilotti who resigned from the Board effective that date.

 BACKGROUND INFORMATION REGARDING THE TRUSTEE NOMINEES AND EXECUTIVE OFFICERS OF THE TRUST
    The following provides the names, ages, principal occupations and other information about the Trustee nominees.

                                                 INDEPENDENT TRUSTEE NOMINEES

    NAME, ADDRESS,               TERM OF OFFICE (1)                             NUMBER OF PORTFOLIOS IN
  DATE OF BIRTH, AND              AND LENGTH OF      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
POSITION(S) WITH TRUST             TIME SERVED         DURING PAST 5 YEARS        BY TRUSTEE NOMINEE      HELD BY TRUSTEE NOMINEE
----------------------             -----------         -------------------        ------------------      -----------------------

Frank M. Ellmer, CPA               Served since        Currently retired.                32             None
c/o The Phoenix Edge Series Fund   1999
101 Munson Street
Greenfield, MA 01301
4/11/40
Trustee and Nominee

John A. Fabian                     Served since        Currently retired.                32             None
c/o The Phoenix Edge Series Fund   1999
101 Munson Street
Greenfield, MA 01301
2/5/34
Trustee and Nominee

Roger A. Gelfenbien                Served since        Currently retired.                32             Director, Webster Bank
c/o The Phoenix Edge Series Fund   2000                Previously                                       (4/2003-present). Director,
101 Munson Street                                      Consultant,                                      USAllianz Variable Insurance
Greenfield, MA 01301                                   Accenture                                        Product Trust (23 funds)
5/14/43                                                (1978-1999).                                     (1999-present). Chairman,
Trustee and Nominee                                                                                     Board of Trustees at The
                                                                                                        University of Connecticut
                                                                                                        (1997-2003).

                                                                 5

                                              INDEPENDENT TRUSTEE NOMINEES (CONTINUED)

    NAME, ADDRESS,               TERM OF OFFICE (1)                             NUMBER OF PORTFOLIOS IN
  DATE OF BIRTH, AND              AND LENGTH OF      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
POSITION(S) WITH TRUST             TIME SERVED         DURING PAST 5 YEARS        BY TRUSTEE NOMINEE      HELD BY TRUSTEE NOMINEE
----------------------             -----------         -------------------        ------------------      -----------------------

Eunice S. Groark                   Served since        Self-employed;                    32             Director, People's Bank
c/o The Phoenix Edge Series Fund   1999                previously Visiting                              (1995-present).
101 Munson Street                                      Professor in Government,
Greenfield, MA 01301                                   Wesleyan University
2/1/38                                                 (1997-1999); Columnist,
Trustee and Nominee                                    Journal-Inquirer
                                                       (1995-2000).

Frank E. Grzelecki                 Served since        Currently retired.                32             Director, Barnes Group, Inc.
c/o The Phoenix Edge Series Fund   2000                Previously Managing                              (1997-present).
101 Munson Street                                      Director, Saugatuck
Greenfield, MA 01301                                   Associates, Inc.
6/19/37                                                (1999-2000).
Trustee and Nominee

John R. Mallin                     Served since        Principal/Attorney,               32             None
c/o The Phoenix Edge Series Fund   1999                McCarter & English, LLP
101 Munson Street                                      (2003-present);
Greenfield, MA 01301                                   Principal/Attorney,
7/28/50                                                Cummings &
Trustee and Nominee                                    Lockwood, LLC
                                                       (1996-2003).


                                                                 6

                                                     INTERESTED TRUSTEE NOMINEES

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                      FUND COMPLEX        OTHER
    NAME, ADDRESS,         TERM OF OFFICE (1)                                                          OVERSEEN BY    DIRECTORSHIPS
  DATE OF BIRTH, AND        AND LENGTH OF                                                                TRUSTEE     HELD BY TRUSTEE
POSITION(S) WITH TRUST       TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          NOMINEE         NOMINEE
----------------------       -----------            -------------------------------------------          -------         -------

Philip R. McLoughlin(2)      Served since     Consultant, Phoenix Investment Partners, Ltd.                 71       None
56 Prospect Street           2003             (2002-present). Director, PXRE Corporation (Delaware)
Hartford, CT 06115-0480                       (1985-present), World Trust Fund (1991-present).
10/23/46                                      Chairman (1997-2002), Director and Chief Executive
                                              Officer (1995-2002), Phoenix Investment Partners, Ltd.
Trustee and Nominee/                          Director and Executive Vice President, The Phoenix
Chairman/Chief Executive                      Companies, Inc. (2000-2002). Director (1994-2002) and
Officer/President                             Executive Vice President, Investments (1987-2002),
                                              Phoenix Life Insurance Company. Director (1983-2002)
                                              and Chairman (1995-2002), Phoenix Investment Counsel,
                                              Inc. Director (1982-2002) and President (1990-2000),
                                              Phoenix Equity Planning Corporation. Chairman and
                                              President, Phoenix/Zweig Advisers LLC (2001-2002).
                                              Director (2001-2002) and President (4/2002-9/2002),
                                              Phoenix Investment Management Company. Director and
                                              Executive Vice President, Phoenix Life and Annuity
                                              Company (1996-2002). Director (1995-2000) and
                                              Executive Vice President (1994-2002), PHL Variable
                                              Insurance Company. Director, Phoenix National Trust
                                              Holding Company (2001-2002). Director (1985-2002) and
                                              Vice President (1986-2002), PM Holdings, Inc.
                                              Director, WS Griffith Associates, Inc. (1995-2002).
                                              Director (1992-2002) and President (1993-1994), WS
                                              Griffith Securities, Inc.

Philip K. Polkinghorn(2)     Served since     Executive Vice President, The Phoenix Companies, Inc.         32       None
One American Row             2004             (March 2004 to present). Vice President, Sun Life
Hartford, CT 06102                            Financial Company (2001 to 2004). President, Keyport
7/29/57                                       Life (1998 to 2001).

Trustee and Nominee/
Executive Vice President
---------------
(1) Each Trustee serves as a Trustee until the election and qualification of his/her successor, or until such Trustee sooner dies, resigns, retires or is removed.
(2) Messrs. McLoughlin and Polkinghorn are deemed an "interested person" of the Trust because of their positions with the Trust's advisors and/or their affiliates.

                                                                 7

EXECUTIVE OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
    The following table contains information about the current principal executive officers of the Trust who are not listed above as Trustee nominees.

NAME, ADDRESS, DATE OF BIRTH, AND      LENGTH OF       PRINCIPAL OCCUPATION(S)
    POSITION(S) WITH TRUST            TIME SERVED       DURING PAST 5 YEARS
    ----------------------            -----------       -------------------

Nancy G. Curtiss                      Served since    Treasurer, Phoenix Fund
56 Prospect Street                    1994            Complex (1994-present).
Hartford, CT 06115                                    Vice President and
11/24/52                                              Treasurer (1994-present),
Vice President, Treasurer and                         Phoenix Equity Planning
Principal Accounting Officer                          Corporation.

Doreen A. Bonner                      Served since    Vice President and
One American Row                      1999            Compliance Officer, The
Hartford, CT 06102                                    Phoenix Edge Series Fund
02/21/56                                              (1999-present). Vice
Vice President, Compliance Officer                    President and Compliance
                                                      Officer, Phoenix Variable
                                                      Advisors, Inc.
                                                      (1999-present). Vice
                                                      President and Compliance
                                                      Officer, Phoenix
                                                      Investment Counsel, Inc.
                                                      (2003-present). Director
                                                      (manager type), Individual
                                                      Market Development,
                                                      Phoenix Life Insurance
                                                      Company (1997-2003).

Richard J. Wirth                     Vice             Various positions
One American Row                     President        including Vice President
Hartford, CT 06102                   and              and Insurance and
11/14/58                             Secretary-       Investment Products
Vice President, Secretary            Served since     Counsel, Phoenix Life
and Chief Legal Officer              2001;            Insurance Company
                                     Chief Legal      (1993-present). Director
                                     Officer-         (2003-present), President
                                     Served           (2003-present) and
                                     since 2003       Assistant Secretary
                                                      (2003-present),Phoenix
                                                      Variable Advisors, Inc.
                                                      Secretary (2002-present),
                                                      Chief Legal Officer
                                                      (2003-present), Phoenix
                                                      Fund Complex.

    As of the Record Date, none of the Trustees held equity securities in any Series of the Trust.

INTERESTS OF INDEPENDENT TRUSTEES

    Under applicable requirements, each independent Trustee, or their immediate family members, must make disclosure of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent Trustees has agreed to provide the following disclosures in accordance with applicable requirements. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent Trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Life Insurance Company and its predecessor companies from 1975 to 1994. Mr. Fabian receives annual retirement benefits and other benefits in excess $60,000.

    Mr. Gelfenbien serves as a Trustee of the mutual funds offered as investment options under certain variable contracts issued by Allianz Life Insurance Company of North America and its affiliates. Allianz is a competitor to Phoenix. Mr. Gelfenbien serves as a Director of Webster Bank, a distributor of Phoenix's variable insurance products. Webster Bank acquired Phoenix's trust company affiliate, Phoenix National Trust Company, in early 2004. Mr. Gelfenbien is an unpaid recruiter for corporate sponsorships for the GHO/Buick Championship and is the Chairman of the GHO title sponsor advisory committee. Phoenix has had a relationship with the tournament over the last ten years. The sponsorship contribution from Phoenix was $150,000 in 2003 and $45,000 in 2004.

    Ms. Groark's husband, Thomas, is a non-equity partner of Day Berry & Howard LLP ("DBH"), a provider of legal services to certain Phoenix affiliates. During the last two completed calendar years, work performed by DBH for Phoenix did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not have any involvement with any of Phoenix's legal matters and they had no effect on his compensation. Ms. Groark does not have any interest in DBH. Ms. Groark is a Director of People's Bank, Inc., of which a broker/dealer subsidiary, People's Securities, Inc., has entered into a standard selling agreement with Phoenix Equity Planning Corporation for the distribution of certain Phoenix products.

    Mr. Grzelecki and Phoenix are investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital. Mr. Grzelecki is a limited partner in Saugatuck Capital. The limited partnership interests are passive interests, although they entitle the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent approximately 10% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner. Both Mr. Grzelecki and a representative of Phoenix serve as members of Saugatuck Capital's Advisory Board, a non-governing body of approximately 13 members.

    Mr. Grzelecki was one of the five managing members of the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), from July 1999 through July 2000, and remains a retired non-managing member. Following his retirement, he retained a vested interest in Saugatuck LLC. The value of Mr. Grzelecki's interest in Saugatuck LLC cannot be quantified with certainty, since its is dependent on future performance; however, Mr. Grzelecki estimates that at the end of the approximately 10-year period, it will be worth $350,000 to $500,000. In addition, Mr. Grzelecki has the potential value of his limited partnership.

STANDING COMMITTEES
    AUDIT COMMITTEE. The Board has an Audit Committee comprised entirely of independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Trust's independent auditors to review the scope of their services, including non-audit functions, as well as the results of their examination of the Trust's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Trust's accounting policies and procedures. The Audit Committee met five times in 2003.

    NOMINATING COMMITTEE. The Board has a Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as independent Trustees; all independent Trustees are members of the Nominating Committee. Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin comprise the Nominating Committee. The Nominating Committee met three times in 2003.

    The Nominating Committee will not consider nominees recommended by Shareholders. The Nominating Committee has not set out specific, minimum qualifications that must be met by a candidate for consideration for position on the Board. In evaluating and nominating candidates, the Nominating Committee considers such factors as (a) the knowledge and expertise of the candidates in terms of such matters as, but not limited to, knowledge of mutual fund governance, relevant laws and fund policies and evidence of sound business judgment obtained through experience (not necessarily with mutual funds) dealing with regulatory, management, technical or financial issues; (b) the "independence" of the candidates with regard to the 1940 Act, as well as any actual or perceived affiliations or relationships with Management; (c) their perceived ability to effectively and appropriately contribute to the ongoing functions of the Board, including, without limitation, their work ethic, personal integrity, ability to attend meetings and their ability to add unique, specific or otherwise valuable viewpoints; (d) whether or not any other more qualified candidates have come forward expressing an interest to serve as trustees; (e) the compatibility of any possible recommendation in terms of existing board composition and anticipated transitions; and (f) such other factors as the Nominating Committee deems relevant.

    EXECUTIVE COMMITTEE. The Executive Committee is responsible for authorizing management of the Trust to file amendments to the Fund's registration statement, to establish new series and to undertake any other task or responsibility that the Board may, from time to time, assign to it. Frank M. Ellmer, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee. The Executive Committee met twice in 2003.

    The Board has not established a formal process for shareholders to send communications to the Board. The Board believes that those communications sent to the address of the Trust and addressed to the Board will be sent to the Board. This being the case, the Board does not believe that a formal process is necessary at this time.

COMPENSATION OF TRUSTEES
    Trustee costs are allocated equally to each of the Series of the Trust. Officers and employees of the Trust's investment advisors and their affiliates who are "interested persons" are compensated by the Trust's investment advisors and their affiliates and receive no compensation from the Trust. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Trust a $3,000 quarterly stipend plus $2,000 for each Board meeting attended. Committee members receive an additional fee of $2,000 for each committee meeting attended. In addition, the Trust reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

    The Trustees received the following compensation from the Trust for the year ended December 31, 2003:

                NAME                           AGGREGATE COMPENSATION FROM TRUST
                ----                           ---------------------------------
   Frank M. Ellmer                                         $38,000
   John A. Fabian                                          $38,000
   Roger A. Gelfenbien                                     $36,000
   Eunice S. Groark                                        $34,000
   Frank E. Grzelecki                                      $28,000
   John R. Mallin                                          $38,000
   Philip R. McLoughlin                                      None
   Philip K. Polkinghorn*                                    None

* Mr. Polkinghorn became a Trustee on May 11, 2004.

    REQUIRED VOTE. The nominees to serve as Trustees of the Trust who receive the affirmative vote of a plurality of all votes cast by shareholders of the Trust at the Special Meeting, provided a quorum is present, will be elected.

    RECOMMENDATION OF THE BOARD OF TRUSTEES. The Board of Trustees unanimously recommends approval of the number of Trustees and approval of the election of each of the nominees to the Board of Trustees.

                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                (TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

    The Board of Trustees of the Trust, including all of the independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (PwC) as the independent accountants for the Trust for the fiscal year ending December 31, 2004.

    PwC has extensive experience in investment company accounting and auditing and has served as independent accountants for the Trust since its inception in 1986. The financial statements included in the Trust's Annual Report have been examined by PwC. It is not expected that representatives of PwC will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

    PwC and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

    The Securities and Exchange Commission's auditor independence rules require the Audit Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust's independent accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust's independent accountants to the Trust's investment advisors and any entity controlling, controlled by or under common control with the investment advisors that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

    The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years were:

  FISCAL YEAR ENDED                    AUDIT-
     DECEMBER 31     AUDIT FEES     RELATED FEES     TAX FEES     ALL OTHER FEES
     -----------     ----------     ------------     --------     --------------
         2002         $643,820           $0          $235,200           $0
         2003         $774,060           $0          $136,750           $0

    "Audit-Related Fees" are those related to performance of the audit and review of the Trust's financial statements not disclosed under "Audit Fees." "Tax Fees" are those primarily associated with review of the Trust's tax provision and RIC qualification in connection with audits of the Trust's financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust's federal income and excise tax returns.

    None of the hours expended by PwC on the audit of the Trust's financial statements for the fiscal year ended December 31, 2003 were attributed to work performed by individuals other than PwC full-time, permanent employees.

    The aggregate non-audit fees billed by PwC to the Trust's investment advisors, Phoenix Investment Counsel, Inc. (PIC), Duff & Phelps Investment Management Co. (DPIM) and Phoenix Variable Advisors (PVA), and other Affiliated Services Providers for the Trust's last two fiscal years were:

                   FISCAL YEAR ENDED           AGGREGATE NON-AUDIT
                      DECEMBER 31                  FEES BILLED
                      -----------                  -----------
                         2002                       $248,000
                         2003                       $112,750

    The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust's Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that Mr. Frank Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Ellmer determines that the full Board should review the request, he has the opportunity to convene a meeting of the Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. In 2003, 14% of the non-audit services provided to the Trust were pre-approved by the Audit Committee under the policies and procedures described above.

    The Audit Committee of the Trust has considered and determined that the provision of non-audit services provided to PIC, DPIM, PVA and other Affiliated Service Providers that were not pre-approved in accordance with the Trust's pre-approval policy is compatible with its auditor's independence. In accordance with Independence Standards Board No. 1, PwC, the independent accountants for the Trust's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

    REQUIRED VOTE. Approval of the ratification of the selection of independent accountants for the Trust requires the favorable vote of a majority of the total votes cast by shareholders of the Trust at the Special Meeting, provided a quorum is present.

    RECOMMENDATION OF THE BOARD OF TRUSTEES. The Board of Trustees unanimously recommends that shareholders ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust for the fiscal year ending December 31, 2004.

                                 PROPOSAL NO. 3

                                 OTHER BUSINESS

    The Trustees do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of the Trust's shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed Voting Instructions Card will vote on such matters according to their best judgment in the interests of shareholders.

                             ADDITIONAL INFORMATION

MANAGEMENT AND OTHER SERVICE PROVIDERS OF THE TRUST

INVESTMENT ADVISORS:
Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following Series of the Trust:

    o   Phoenix-Aberdeen International Series
    o   Phoenix-Engemann Capital Growth Series
    o   Phoenix-Engemann Small & Mid-Cap Growth Series
    o   Phoenix-Goodwin Money Market Series
    o   Phoenix-Goodwin Multi-Sector Fixed Income Series
    o   Phoenix-Goodwin Multi-Sector Short Term Bond Series
    o   Phoenix-Kayne Rising Dividends Series
    o   Phoenix-Kayne Small-Cap Quality Value Series
    o   Phoenix-Oakhurst Growth and Income Series
    o   Phoenix-Oakhurst Strategic Allocation Series
    o   Phoenix-Oakhurst Value Equity Series
    o   Phoenix-Seneca Mid-Cap Growth Series
    o   Phoenix-Seneca Strategic Theme Series

Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following Series of the Trust:

    o   Phoenix-AIM Mid-Cap Equity Series
    o   Phoenix-Alliance/Bernstein Enhanced Index Series
    o   Phoenix-Alliance/Bernstein Growth + Value Series
    o   Phoenix-Lazard International Equity Select Series
    o   Phoenix-Lazard Small-Cap Value Series
    o   Phoenix-Lazard U.S. Multi-Cap Series
    o   Phoenix-Lord Abbett Bond-Debenture Series
    o   Phoenix-Lord Abbett Large-Cap Value Series
    o   Phoenix-Lord Abbett Mid-Cap Value Series
    o   Phoenix-MFS Investors Growth Stock Series
    o   Phoenix-MFS Investors Trust Series
    o   Phoenix-MFS Value Series
    o   Phoenix-Northern Dow 30 Series
    o   Phoenix-Northern NASDAQ-100 Index(R) Series
    o   Phoenix-Sanford Bernstein Global Value Series
    o   Phoenix-Sanford Bernstein Mid-Cap Value Series
    o   Phoenix-Sanford Bernstein Small-Cap Value Series
    o   Phoenix-State Street Research Small-Cap Growth Series

    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

SUBADVISORS AND OTHER SERVICE PROVIDERS:
    PIC and PVA employ subadvisors to furnish portfolio management services to the Series.

    Aberdeen Asset Management Inc. is the subadvisor to the Phoenix-Aberdeen International Series.

    A I M Capital Management, Inc. is the subadvisor to the Phoenix-AIM Mid-Cap Equity Series.

    Alliance Capital Management L.P. ("Alliance") is the subadvisor to the Phoenix-Alliance/Bernstein Enhanced Index and Phoenix-Alliance/Bernstein Growth + Value Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit ("Bernstein"). Alliance, through Bernstein, is the subadvisor to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. Engemann Asset Management is the subadvisor to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series.

    Kayne Anderson Rudnick Investment Management, LLC is the subadvisor to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series.

    Lazard Asset Management LLC is the subadvisor to the Phoenix-Lazard International Equity Select, Phoenix-Lazard Small-Cap Value and Phoenix-Lazard U.S. Multi-Cap Series.

    Lord, Abbett & Co. LLC is the subadvisor to the Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-Lord Abbett Mid-Cap Value Series.

    Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management, is the subadvisor to the Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series.

    Northern Trust Investments, N.A. is the subadvisor to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series.

    Seneca Capital Management, LLC is the subadvisor to the Phoenix-Seneca Mid-Cap Growth and the Phoenix-Seneca Strategic Theme Series.

    State Street Research & Management Company is the subadvisor to the Phoenix-State Street Research Small-Cap Growth Series.

    Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Trust and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Trust. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Trust.

    Pursuant to a Service Agreement among the Trust on the one hand and Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company ("Phoenix") on the other hand, Phoenix provides certain transfer agent and investor servicing functions to the Trust.

    The Trust distributes its own shares.

                          ADDITIONAL VOTING INFORMATION

QUORUM AND REQUIRED VOTE
    A majority of the outstanding voting shares of a Series entitled to vote shall constitute a quorum for the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions will be treated as shares that are present at the meeting but which have not been voted. For this reason, abstentions will assist the Trust in obtaining a quorum, but will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of a proposal.

    If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the persons named as proxies may propose one or more adjournment(s) of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the election of Trustees proposal in favor of such an adjournment and will vote those proxies required to be WITHHELD on the election of Trustees proposal against such adjournment.

    The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date.

Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

    The individuals named as proxies on the enclosed Voting Instruction Card will vote in accordance with the shareholder's direction, as indicated thereon, if the Voting Instruction Card is received and is properly executed. If the shareholder properly executes a Voting Instruction Card and gives no voting instructions, the shares will be voted in favor of the proposals. The individuals named as proxies on the enclosed Voting Instruction Card, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
    Any shareholder who has given an instruction card has the right to revoke the proxy any time prior to its exercise:

    o by written notice of the an instruction card's revocation to the Secretary of the Trust at the above address prior to the meeting;

    o by the subsequent execution and return of another instruction card prior to the meeting;

    o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

    o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
    In addition to solicitation of proxies by mail, officers and employees of PLIC or its affiliates may solicit proxies personally or by telephone or by telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by PLIC for their reasonable expenses in sending proxy material to beneficial owners of shares of the Trust. The cost of the solicitation of proxies will be borne by PLIC.

    If a shareholder wishes to participate in the Special Meeting but does not wish to authorize the execution of an instruction card by telephone or Internet, the shareholder may still submit the Voting Instruction Card included with this proxy statement or attend the meeting in person.

    The votes required to approve any proposal are as follows. For election of Trustees, the nominees to serve as Trustees who receive the affirmative vote of a plurality of the shares voted at the Special Meeting, provided a quorum is present, will be elected. There is no cumulative voting in the election of Trustees. Approval of the ratification of the selection of independent accountants requires the favorable vote of a majority of the total votes cast by shareholders at the Special Meeting at which a quorum is present.

    Each share will be entitled to vote at the meeting or at any adjournment(s) thereof. Each share is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate Series of the Trust include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHLVIC Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

    Each shareholder of record at the close of business on the Record Date is entitled to a notice of the Special Meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns Contracts which are funded by more than five percent of the outstanding voting shares of the Trust or of any Series. The number of votes with respect to which each shareholder will be entitled to instruct Phoenix will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

    In accordance with its view of applicable law, Phoenix will vote the shares for which it receives voting instructions from the shareholder in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from shareholders and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to Phoenix.

    You can provide voting instructions in any one of four ways:

    o   THROUGH THE INTERNET - www.proxyweb.com

    o   BY TELEPHONE - 800-690-6903

    o BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope

    o   IN PERSON - at the Special Meeting

    We encourage you to vote by telephone or by Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. These voting methods will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read this proxy statement carefully before you vote.

    RECORD DATE INFORMATION. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed as of the close of business on June 30, 2004. As of the Record Date, the following numbers of shares were outstanding for each Series:

SERIES NAME                                                   OUTSTANDING SHARES
-----------                                                   ------------------
Phoenix-Aberdeen International Series                            13,060,392.05
Phoenix-AIM Mid-Cap Equity Series                                 1,331,783.21
Phoenix-Alliance/Bernstein Enhanced Index Series                 11,379,271.54
Phoenix-Alliance/Bernstein Growth + Value Series                  1,106,413.18
Phoenix-Duff & Phelps Real Estate Securities Series               4,128,003.40
Phoenix-Engemann Capital Growth Series                           42,890,612.30
Phoenix-Engemann Small & Mid-Cap Growth Series                    3,608,883.08
Phoenix-Goodwin Money Market Series                              19,268,461.18
Phoenix-Goodwin Multi-Sector Fixed Income Series                 27,256,217.98
Phoenix-Goodwin Multi-Sector Short Term Bond Series               2,657,875.53
Phoenix-Kayne Rising Dividends Series                             1,587,078.48
Phoenix-Kayne Small-Cap Quality Value Series                        467,682.89
Phoenix-Lazard International Equity Select Series                 3,910,565.13
Phoenix-Lazard Small-Cap Value Series                               909,130.42
Phoenix-Lazard U.S. Multi-Cap Series                                485,074.64
Phoenix-Lord Abbett Bond-Debenture Series                         1,669,206.05
Phoenix-Lord Abbett Large-Cap Value Series                        4,571,016.70
Phoenix-Lord Abbett Mid-Cap Value Series                          1,318,523.12
Phoenix-MFS Investors Growth Stock Series                        13,521,986.01
Phoenix-MFS Investors Trust Series                                  764,180.61
Phoenix-MFS Value Series                                          3,078,305.57
Phoenix-Northern Dow 30 Series                                    3,499,021.63
Phoenix-Northern Nasdaq-100 Index(R) Series                       6,819,978.64
Phoenix-Oakhurst Growth and Income Series                        10,429,912.62
Phoenix-Oakhurst Strategic Allocation Series                     31,667,015.88
Phoenix-Oakhurst Value Equity Series                              7,718,805.01
Phoenix-Sanford Bernstein Global Value Series                     1,789,971.83
Phoenix-Sanford Bernstein Mid-Cap Value Series                    7,373,483.60
Phoenix-Sanford Bernstein Small-Cap Value Series                  3,585,222.49
Phoenix-Seneca Mid-Cap Growth Series                              5,173,469.37
Phoenix-Seneca Strategic Theme Series                             8,293,490.71
Phoenix-State Street Research Small-Cap Growth Series             1,266,180.97
                                                                ---------------
                                                        Total   246,587,215.81

    The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

                                            By Order of the Board of Trustees

                                            RICHARD J. WIRTH
                                            Secretary

    July 15, 2004
    Hartford, Connecticut

                            VOTING INSTRUCTIONS CARD

              Instructions of Policyholder/Contractowner for Voting

                                    Shares of

                          The Phoenix Edge Series Fund

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at [   ];

o        By telephone, with a toll-free call to the Fund's proxy tabulator,
         at [           ];

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its insurance company affiliates (together "Phoenix"), hereby instructs Phoenix to cause the shares of The Phoenix Edge Series Fund ("Fund") allocable to Policyholder or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on August 10, 2004 at One American Row, Hartford, Connecticut, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]

NAME OF SERIES:  [                                   ]
                  -----------------------------------

------------------------------------------------------------ ------------------ ------------------- ------------------
                                                             FOR ALL NOMINEES        WITHHOLD        FOR ALL EXCEPT
------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 1:
-----------

ELECTION OF TRUSTEES. To fix the number of Trustee at               [ ]                [ ]                 [ ]
eight and to elect eight Trustees (except as marked to the
contrary below) to hold office until their successors are
duly elected and qualified or until their earlier death,
resignation, retirement or removal.
(01) Frank M. Ellmer, (02) John A Fabian, (03) Roger
     A. Gelfenbien, (04) Eunice S. Groark, (05) Frank E.
     Grzelecki, (06) John R. Mallin, (07) Philip R.
     McLoughlin and (08) Philip K. Polkinghorn.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.)

------------------------------------------------------------ ------------------ ------------------- ------------------
                                                                    FOR              AGAINST             ABSTAIN
------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 2:
-----------

RATIFICATION OF AUDITORS. To ratify the Board's selection           [ ]                [ ]                 [ ]
of PricewaterhouseCoopers, LLP as independent accountants
for the fiscal year ending December 31, 2004.

------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 3:
-----------

TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY                  [ ]                [ ]                 [ ]
PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS
THEREOF.
------------------------------------------------------------ ------------------ ------------------- ------------------

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




__________________________________________________                  __________________________________________________
Signature of Participant   Date                                     Signature of Joint Owner(s)         Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                          THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o        Through the Internet at [   ]

o By telephone, with a toll-free call to the Fund's proxy tabulator, at [___________];

o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

o        In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned shareholder of The Phoenix Edge Series Fund (the "Fund') hereby appoints Matthew A. Swendiman and Philip R. McLoughlin and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 10, 2004 at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

         SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF EACH OF THE PROPOSALS.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [x]


NAME OF SERIES:  [                          ]
                  --------------------------

------------------------------------------------------------ ------------------ ------------------- ------------------
                                                             FOR ALL NOMINEES        WITHHOLD        FOR ALL EXCEPT
------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 1:
-----------

ELECTION OF TRUSTEES. To fix the number of Trustee at               [ ]                [ ]                 [ ]
eight and to elect eight Trustees (except as marked to the
contrary  below) to hold office until their successors are
duly elected and qualified or until their earlier death,
resignation, retirement or removal.
(01) Frank M. Ellmer, (02) John A Fabian, (03) Roger
     A. Gelfenbien, (04) Eunice S. Groark, (05) Frank
     E. Grzelecki, (06) John R. Mallin, (07) Philip R.
     McLoughlin and (08) Philip K. Polkinghorn.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the nominee's name.)

------------------------------------------------------------ ------------------ ------------------- ------------------
                                                                    FOR              AGAINST             ABSTAIN
------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 2:
-----------

RATIFICATION OF AUDITORS. To ratify the Board's selection           [ ]                [ ]                 [ ]
of PricewaterhouseCoopers, LLP as independent accountants
for the fiscal year ending December 31, 2004.

------------------------------------------------------------ ------------------ ------------------- ------------------
Proposal 3:
-----------

TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY                  [ ]                [ ]                 [ ]
PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS
THEREOF.

------------------------------------------------------------ ------------------ ------------------- ------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




__________________________________________________                  __________________________________________________
Signature of Participant   Date                                     Signature of Joint Owner(s)         Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.